SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest

Event Reported) August 28, 2003

GreenPoint Mortgage Securities Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-83605	68-0397342

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive Doorstop #32210		94945
Novato, California		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code		(415) 878-5292

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

8.1

Tax Opinion of McKee Nelson LLP

23.1

Consent of McKee Nelson LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPOINT MORTGAGE

     SECURITIES INC.

By:_/s/ Nathan Hieter_______________

Name:  Nathan Hieter

Title:  Vice President

Dated:  August 28, 2003

Exhibit Index

Exhibit

Page

8.1

Tax Opinion of McKee Nelson LLP

               5

23.1

Consent of McKee Nelson LLP (included in Exhibit 8.1)

Exhibit 8.1

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
Telephone:  (917) 777-4200
Facsimile:  (917) 777-4299

August 27, 2003

GreenPoint Mortgage Securities Inc.
100 Wood Hollow Drive

Novato, California 94945

Re:

GreenPoint Mortgage Securities Inc.

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as tax counsel for GreenPoint Mortgage Securities Inc., a Delaware corporation (the “Sponsor”), in connection with a registration statement on Form S-3 (the “Registration Statement”) relating to the proposed offering from time to time by one or more trusts in one or more series (each, a “Series”) of Mortgage Pass-Through Certificates (the “Certificates”).  The Registration Statement has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”).  As set forth in the Registration Statement, each Series of Certificates will be issued under and pursuant to the conditions of a separate pooling and servicing agreement or trust agreement (each, an “Agreement”) among the Sponsor , a trustee (the “Trustee”) and where appropriate, one or more servicers or master servicers (each, a “Servicer”), each to be identified in the prospectus supplement for such Series of Certificates.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Statement.

We have examined copies of the Sponsor’s Restated Certificate of Incorporation, the Sponsor’s By-laws, the Prospectus and the related forms of prospectus supplements, the forms of Certificates included in the applicable Agreements and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

In arriving at the opinion expressed below, we have assumed that each Agreement will be duly authorized by all necessary corporate action on the part of the Sponsor, the Trustee, the Servicer (where applicable) and any other party thereto for such Series of Certificates and will be duly executed and delivered by the Sponsor, the Trustee, the Servicer and any other party thereto substantially in the applicable form filed or incorporated by reference as an exhibit to the Registration Statement, that each Series of Certificates will be duly executed and delivered in substantially the forms set forth in the related Agreement filed or incorporated by reference as an exhibit to the Registration Statement, and that Certificates will be sold as described in the Registration Statement.

As tax counsel to the Sponsor, we will advise the Sponsor with respect to material federal income tax aspects of the proposed issuance of each Series of Certificates pursuant to the related Agreement. Such advice has formed the basis for the description of selected federal income tax consequences for holders of such Certificates that appear under the heading “Federal Income Tax Consequences” in the Prospectus. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Certificates, but with respect to those federal income tax consequences which are discussed, in our opinion, the description is accurate in all material respects.

This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular Series of Certificates as a result of changes in fact or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Registration Statement contemplates multiple Series of Certificates with numerous different characteristics, you should be aware that the particular characteristics of each Series of Certificates must be considered in determining the applicability of this opinion to a particular Series of Certificates.

This opinion pertains only to Certificates offered by the Prospectus and an accompanying prospectus supplement.

We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading “Federal Income Tax Consequences” in the prospectus supplements accompanying the Prospectus forming a part of the Registration Statement, without admitting that we are “experts” within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

Very truly yours,

/s/ MCKEE NELSON LLP

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
Telephone:  (917) 777-4200
Facsimile:  (917) 777-4299

August 27, 2003

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:

GreenPoint Mortgage Securities Inc.,

GreenPoint Mortgage-Backed Pass-Through Certificates, Series 2003-1

Ladies and Gentlemen:

We have acted as counsel for GreenPoint Mortgage Securities Inc., a Delaware corporation (the “Company”).  We enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K in connection with the above-referenced transaction.

Very truly yours,

/s/ Tom Amico

            Tom Amico

Enclosure